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                                                                   EXHIBIT 10.43

This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), and is not a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Borrower.

                         SUBORDINATED PROMISSORY NOTE

$345,000                                          Date:  December 1, 1999
                                                  Due:   December 29, 2000

FOR VALUE RECEIVED, Nutrition For Life International, Inc., a Texas corporation ("NFLI") hereby promises to pay to the order of Allan I. Sirkin ("Sirkin") at 3600 25/th/ Avenue, Gulfport, Mississippi 39501 or such other place of payment as Sirkin may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Three Hundred Forty Five Thousand and 00/100 Dollars ($345,000) together with interest at seven percent (7%) per annum from the date of this Subordinated Promissory Note (the "Note"), such principal and interest to be paid the earlier to occur of (i) the refinancing of the Gulfport, Mississippi property loan in the principal amount of not less than $2,500,000 by BankOne, Texas NA or another financial institution or (ii) December 29, 2000.

Payments shall be applied first to accrued interest and then to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each. Prepayment may be made without penalty or premium.

ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED NOVEMBER 30, 1999 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG NUTRITION FOR LIFE INTERNATIONAL, INC. AND CERTAIN OF ITS SUBSIDIARIES, AS BORROWERS, GENERAL ELECTRIC CAPITAL CORPORATION, AS SENIOR LENDER, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED DOCUMENTS REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE.

NFLI waives presentment and demand for payment, notice of dishonor, protest and notice and protest and any other notice as permitted under the UCC or any applicable law.

                                NUTRITION FOR LIFE INTERNATIONAL, INC.

                                9101 Jameel
                                Houston, Texas  77040

                                Signature:  ___________________________________
                                Print Name: ___________________________________
                                Title:      ___________________________________